Provisions - Sensitivity analysis of inbound and outbound claims (Details) $ in Millions	Jun. 30, 2020 USD ($) claim
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Reasonably possible increase in number of settled claims	10,000
Reasonably possible decrease in number of settled claims	10,000
Increase (decrease) in redress provision due to reasonably possible increase in settled claim volumes | $	$ 16